UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (date of earliest event reported): October 9, 2015

                   Blue Water Global Group, Inc.

 (Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-174557 (Commission File Number)	45-0611648 (I.R.S. Employer Identification Number)

              Wellsburg Street #7, Cole Bay, St. Maarten, Dutch West Indies

 (Address of principal executive offices and zip code)

            Tel: (949) 264-1475, Fax: (949) 607-4052

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule I4a-12 under the Exchange Act (17CFR240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively, “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management.  When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions identify forward looking statements as they relate to our business or our management.  Such statements reflect management’s current view of our business with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of our Annual Report filed on Form 10-K entitled “Risk Factors”) relating to our industry, operations and results of operations, and other relevant aspects of our business.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although we believe the expectations reflected in the forward looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.  Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements contained within this Form 8-K and elsewhere.

Item 3.02

Unregistered Sales of Equity Securities

JDF Capital, Inc. (February 20, 2015 Note)

On October 9, 2015 Blue Water Global Group, Inc. (“Blue Water”) received a Notice of Conversion in the amount of $5,250.00 and issued 17,500,000 shares of its common stock, $0.001 par value, at an applicable conversion rate of $0.0003 a share pursuant to the JDF Capital convertible note described in detail the Form 8-K filed with the Securities and Exchange Commission (“SEC”) on February 23, 2015.

The remaining principal balance on this note is $57,920.00.

Union Capital, LLC (Blue Citi Replacement Note)

On October 9, 2015 Blue Water received a Notice of Conversion in the amount of $5,000 and issued 15,344,121 shares of its common stock, $0.001 par value, at an applicable conversion rate of $0.00033 a share pursuant to the Union Capital, LLC convertible note described in detail the Form 8-K filed with the SEC on August 17, 2015.

On October 12, 2015 Blue Water received a Notice of Conversion in the amount of $5,900 and issued 18,117,818 shares of its common stock, $0.001 par value, at an applicable conversion rate of $0.00033 a share pursuant to the Union Capital, LLC convertible note described in detail the Form 8-K filed with the SEC on August 17, 2015.

On October 13, 2015 Blue Water received a Notice of Conversion in the amount of $5,900 and issued 18,121,758 shares of its common stock, $0.001 par value, at an applicable conversion rate of $0.00033 a share pursuant to the Union Capital, LLC convertible note described in detail the Form 8-K filed with the SEC on August 17, 2015.

The remaining principal balance on this note is $73,232.

LG Capital Funding, LLC (December 22, 2014 Back End Note)

On October 12, 2015 Blue Water received a Notice of Conversion in the amount of $5,250 and issued 16,121,787 shares of its common stock, $0.001 par value, at an applicable conversion rate of $0.00033 a share pursuant to the LG Capital Funding, LLC convertible note described in detail the Form 8-K filed with the SEC on December 23, 2014.

The remaining principal balance on this note is $91,750.

Adar Bays, LLC (December 22, 2014 Note)

On October 9, 2015 Blue Water received a Notice of Conversion in the amount of $5,577 and issued 16,900,000 shares of its common stock, $0.001 par value, at an applicable conversion rate of $0.0006 a share pursuant to the Adar Bays, LLC convertible note described in detail the Form 8-K filed with the SEC on December 23, 2014.

The remaining principal balance on this note is $19,423.00.

As of October 13, 2015, Blue Water had 465,323,479 shares of its common stock issued and outstanding.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE WATER GLOBAL GROUP, INC.

Dated: October 13, 2015

By:

/s/ J. Scott Sitra

J. Scott Sitra

President and Chief Executive Officer

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